                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of Report (Date of earliest
                         event reported): July 15, 2002



                            HARRIS CORPORATION
          (Exact name of registrant as specified in its charter)



        Delaware                    1-3863                 34-0276860
    (State or other            (Commission File         (I.R.S. Employer
    jurisdiction of                Number)            Identification No.)
     incorporation)


       1025 West NASA Blvd., Melbourne, FL           32919
         (Address of principal executive          (Zip Code)
                  offices)

       Registrant's telephone number, including area code: (321) 727-9100

                                    No Change
         (Former name or former address, if changed since last report.)
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Items 1.- 4. Not Applicable.

Item 5.  Other Events and Regulation FD Disclosure.

         On July 15, 2002, Harris Corporation ("Harris" or the "Company") announced that it has been awarded a 15-year, $1.7 billion contract to integrate and modernize the Federal Aviation Administration's Telecommunications Infrastructure. The maximum total value for the base and all option years of the contract is currently estimated to be $3.5 billion by 2017.

         A copy of the press release is filed hereto as Exhibit 99 and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

         (a)   Financial Statements.
                     None.

         (b)   Pro Forma Financial Information.
                     None.

         (c)   Exhibits.

               The following documents are filed as Exhibits to this Report:

               99. Press Release, dated July 15, 2002, announcing that Harris was awarded a contract to integrate and modernize the FAA's Telecommunications Infrastructure.

Items 8.- 9.   Not Applicable.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    HARRIS CORPORATION


                                    By: /s/ Bryan R. Roub
                                       -----------------------------------------
                                    Name:  Bryan R. Roub
                                    Title: Senior Vice President and
                                           Chief Financial Officer



Date:   July 16, 2002
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                                  EXHIBIT INDEX



    Exhibit No.
    Under Reg.
   S-K, Item 601                            Description
-----------------          ---------------------------------------------------
        99.                Press Release, dated July 15, 2002, announcing that
                           Harris was awarded a contract to integrate and
                           modernize the FAA's Telecommunications
                           Infrastructure.